UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Blvd.
Floor 18 Suite 164
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(346) 630-4724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Cancellation of the Special Meeting of Stockholders, which was to be held on November 9, 2026

XCF Global, Inc. (“XCF Global,” “XCF” or the “Company”), a U.S.-based producer of renewable diesel and sustainable aviation fuel, today issued a press release announcing that its Board of Directors has decided not to proceed with the proposed reverse stock split and to discontinue the related proxy solicitation. As such, the Company cancelled its Special Meeting of Stockholders, which was to be held on November 9, 2026. The Board reached this decision after considering shareholder feedback and the Company’s strategic priorities, with a focus on directing resources toward business execution, financial results, and long-term value creation. As previously disclosed, XCF has until December 7, 2026, to regain compliance with Nasdaq’s minimum bid price requirement. Withdrawal of the reverse stock split proposal does not resolve the Company’s noncompliance. There can be no assurance that XCF will regain compliance within the applicable period, and failure to do so is expected to result in delisting. A delisting could adversely affect trading liquidity, investors’ ability to buy or sell the Company’s shares and the Company’s access to capital. With this decision, XCF will direct its resources toward the operating and commercial priorities it believes offer the greatest opportunity to build long-term shareholder value: increasing fuel production and shipments, expanding customer relationships, strengthening financial performance and advancing opportunities to grow production capacity.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to its ability to regain compliance with Nasdaq’s minimum bid price requirement, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, filed with the SEC on March 31, 2026, and its most recent Quarterly Report on Form 10-Q, filed with the SEC on August 17, 2026. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Current Report. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated November 2, 2026.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2026
XCF GLOBAL, INC.

	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer